SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 5, 2004

Commission File Number:

0-27812

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	04-3291176
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(212) 328-2100

(Former name or former address, if changed since last report)

ITEM 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE.

Medallion Financial Corp. (the “Company”) issued a press release to the news media announcing, among other things, the Company’s results for the second quarter of 2004 and the continuation of the Company’s common stock repurchase program.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Press release, dated August 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
	Name:	Larry D. Hall
	Title:	Chief Financial Officer

Date:	August 5, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated August 5, 2004.

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